INCOME TAXES	12 Months Ended
Dec. 31, 2024
INCOME TAXES
INCOME TAXES

NOTE 6 – INCOME TAXES

The Company has not made provisions for income taxes for the years ended December 31, 2024, and 2023 since the Company has not generated taxable income and has the benefit of net operating losses in these periods.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax assets as of December 31, 2024. The Company has incurred an aggregate net operating loss of $27,433; the net operating loss carry forwards will begin to expire in varying amounts beginning with the year ended December 31, 2034, subject to its eligibility as determined by respective tax regulating authorities. The Company’s net operating loss carry forwards may be subject to annual limitations, which could eliminate, reduce or defer the utilization of the losses because of an ownership change as defined in Section 382 of the Internal Revenue Code. U.S. Federal tax returns are closed by statute for years through 2015. The status of state and non-U.S. tax examinations varies due to the numerous legal entities and jurisdictions in which the Company operates.

Net deferred tax assets consist of the following components as of:

	December 31,	December 31,
	2024	2023
Net operating loss carryover	$5,678	$5,135
Valuation allowance	(5,678)	(5,135)
Net deferred tax asset	$-	$-